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                      SECURITIES  AND EXCHANGE COMMISSION

                            WASHINGTON, DC    20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): October 1, 1997

                         INTEGRATED ORTHOPAEDICS, INC.
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            (Exact name of registrant as specified in its charter)

                                     TEXAS
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                 (State or other jurisdiction of incorporation)


          1-10677                                   76-0203483
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     (Commission File Number)        (I.R.S. Employer Identification No.)


                             3 Riverway, Suite 1430
                             Houston, Texas  77056
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                    (Address of principal executive office,
                              including zip code)

      Registrant's telephone number, including area code:  (713) 439-7511

             ----------------------------------------------------
         (former name or former address, if changed since last report)

This document consists of   52    pages.
                          -------
The Exhibit Index is located at page    4    .
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 1, 1997, Integrated Orthopaedics, Inc., through a wholly-owned subsidiary (together, the "Company"), acquired the accounts receivable, acquired the right to manage the non-medical operations, and entered into a long term management agreement with the medical practice conducted by Merritt Orthopaedic Associates, P.C. ("MOA"), a five physician orthopaedic medicine practice located in Bridgeport, Connecticut. In exchange, the Company delivered aggregate consideration, of approximately $4,110,000, including (i) cash and estimated transaction costs of approximately $962,000, (ii) an agreement to deliver cash of $1,505,000 on January 5, 1998, and (iii) an agreement to deliver 423,917 shares of the Company's common stock on January 5, 1998. Additional consideration may be paid to MOA if MOA exceeds specified post-closing profitability objectives. The purchase price was determined after arms-length negotiations between the Company and MOA. The cash portion of the transaction was funded from the Company's existing cash reserves. In connection with the MOA transaction, the Company also undertook a five-year operating lease covering the facility from which MOA has historically rendered its medical services. The use of this facility will be provided to MOA pursuant to the Company's obligations under the management agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Pro forma financial information.

          To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

Exhibits.

        1.*         Management Services Agreement effective September 22, 1997 among Integrated Orthopaedics, Inc., IOI Management Services of Connecticut, Inc., Merritt Orthopaedic Associates, P.C., Patrick
               J. Carolan, M.D., and Mark E. Wilchinsky, M.D.

        2. Agreement to Change Effective Date from September 22, 1997 to October 1, 1997, effective September 29, 1997 among Integrated Orthopaedics, Inc., IOI Management Services of Connecticut, Inc., Merritt Orthopaedic Associates, P.C., Patrick J. Carolan, M.D., Mark E. Wilchinsky, M.D., Beverly Carolan, M.D., and Girard J. Girasole, M.D.

     * Schedules and exhibits have been omitted from the above listed agreement. The Company agrees to furnish a supplementary copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                INTEGRATED ORTHOPAEDICS, INC.
                                                   (Registrant)



Date: October 15, 1997                          By /s/Ronald E. Pierce
                                                   -------------------------
                                                   Ronald E. Pierce
                                                   President

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                                 EXHIBIT INDEX
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

Exhibit No.                             Description                              Page No.
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

          1  Management Services Agreement effective September 22, 1997                 5
             among Integrated Orthopaedics, Inc., IOI Management Services of Connecticut, Inc., Merritt Orthopaedic Associates, P.C.,
             Patrick J. Carolan, M.D., and Mark E. Wilchinsky, M.D.

          2  Agreement to Change Effective Date from September 22, 1997 to             51
             October 1, 1997, effective September 29, 1997 among Integrated
             Orthopaedics, Inc., IOI Management Services of Connecticut,
             Inc., Merritt Orthopaedic Associates, P.C., Patrick J. Carolan,
             M.D., Mark E. Wilchinsky, M.D., Beverly Carolan, M.D., and
             Girard J. Girasole, M.D.

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